SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 26, 2002
______________________________________________________________________________
                     (Date of earliest event reported)



                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



  Delaware                         000-29949                     31-1686242
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)



6100 West Chester Road, West Chester, Ohio                            45069
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



                               (513) 870-3530
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)





Item 5.   Other Events

     On April 26, 2002, Peoples Community Bancorp, Inc. (the "Company") completed its acquisition of Kenwood Bancorp, Inc. and its wholly owned subsidiary, Kenwood Savings Bank. The acquisition was announced by the Company pursuant to the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index





















                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PEOPLES COMMUNITY BANCORP, INC.




Date: April 29, 2002                By:  /s/ Jerry D. Williams
                                         --------------------------------
                                         Jerry D. Williams
                                         President and Chief Executive Officer










                               EXHIBIT INDEX




    Exhibit Number                                         Description
    --------------                                         -----------


    99.1                            Press Release dated April 26, 2002